Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Helix Acquisition Corp. III (the “Company”) on Form 10-K for the period from January 1, 2025 through December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Caleb Tripp, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2026		/s/ Caleb Tripp
	Name:	Caleb Tripp
	Title:	Chief Financial Officer and Chief Accounting Officer
(Principal Financial and Accounting Officer)